                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-00084
                                  ----------------------------------------------

             State Street Research Master Investment Trust
        ------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)

             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

             Francis J. McNamara, III, Secretary
             State Street Research
             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: 617-357-1200
                                                   ------------------
Date of fiscal year end:  12/31/03
                        -----------------
Date of reporting period:  1/1/03 - 12/31/03
                         ----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

ITEM 1: REPORT TO SHAREHOLDERS
        The Annual Report is attached.

[BACKGROUND GRAPHIC]
                                                    [LOGO] STATE STREET RESEARCH


[PHOTO]
Investment Trust

December 31, 2003








                                                   Annual Report to Shareholders

Table of Contents

 3  Performance Discussion

 6  Portfolio Holdings

 8  Financial Statements

12  Financial Highlights

14  Independent Auditors' Report

15  Trustees and Officers

FROM THE CHAIRMAN
          State Street Research

Finally! An economic recovery that looks like it has staying power. The signs came from every sector of the economy, but they did not all fall into place until the year was well underway. In fact, the first four months of 2003 were marked by sluggish economic growth, rising unemployment and a general sense of uncertainty as the nation prepared for war with Iraq. However, once as the year progressed the clouds seemed to lift and consumer confidence improved. Lower mortgage payments--the result of a wave of refinancing at the lowest mortgage rates in a generation--and accelerated tax cuts raised disposable income for many American households. In June, the Federal Reserve Board stepped in to lower short-term interest rates to a 45-year low of 1.0%, making it easier for companies to borrow and refinance old debt. Corporate profits staged a solid rebound, and by the second half of 2003, even the job market may have turned the corner.

Stocks, High-Yield Bonds Move Higher on Positive Economic News
Investors responded to an improving economic environment with renewed enthusiasm for the stock market and an increased appetite for risk. Beginning in April, stocks staged an impressive rally that continued to the end of the year. Technology stocks were the strongest performers. Consumer stocks also gained ground as spending remained strong. In general, small- and mid-cap stocks outperformed large-caps, and value stocks outpaced growth. All stock market indexes reported solid gains for the 12-month period.

Investor confidence in the economy also translated into solid gains for high-yield bonds, which, along with emerging market bonds, were the period's strongest performers. U.S. Treasury bonds eked out a positive return, but that masked a sharp decline in the second half of the period, as interest rates rose above 4.5% before settling back to 4.25% at the end of the period. When interest rates rise, bond prices decline. Mortgage bonds also encountered difficulties as the result of higher mortgage-prepayment activity in the spring.

Looking Ahead
A strong economy has created a favorable backdrop for investors. However, we know that the markets can be unpredictable. Long-term investment success does not depend on what happens in any one year. However, it can be achieved through regular investing that follows an asset allocation plan suited to your personal needs. If you're uncertain about your asset allocation, talk to your financial advisor. And as always, we look forward to helping you achieve your long-term financial goals with State Street Research funds.

Sincerely,

/s/ RICHARD S. DAVIS

Richard S. Davis
Chairman

December 31, 2003

----------------
PERFORMANCE
----------------
          Discussion as of December 31, 2003

How State Street Research Investment Trust Performed
State Street Research Investment Trust returned 29.84% for the 12-month period ended December 31, 2003.(1) That was higher than the S&P 500 Index, which returned 28.67% over the same period.(2) The fund also outperformed the Lipper Large-Cap Core Funds Average, which returned 25.59% over the same period.(3)

Reasons for the Fund's Performance
Following three years of losses, equity markets rallied from depressed levels in 2003 as the operating environment for most companies improved. Throughout the year, strong stock selection across a number of sectors, especially Consumer Discretionary, Health Care and Technology, contributed to attractive absolute and relative returns. Our Consumer Discretionary performance benefited from exposure to Internet-related holdings Yahoo! and InterActiveCorp. International Game Technology was another strong performer during the year, thanks to increased earnings and higher operating leverage. We sold this position, as well as our holdings in Gap, the retail chain store, and trimmed Lowe's as stock prices approached our targets. We also trimmed Wal-Mart as the company's business prospects deteriorated.

In Technology, increased demand for consumer electronics fueled a recovery in semiconductor demand, and our investments in National Semiconductor and Broadcom benefited as both companies enjoyed strong revenue and earnings growth.

In the Health Care sector, the large-cap pharmaceutical group lost favor with investors because of a lack of new products and increased competition from companies with generic products. However, we added to Health Care stocks in the fourth quarter because we found opportunities that looked attractive going forward. We invested in Amgen, Abbott Labs, Becton, Dickinson & Co. and European-based Novartis, and also took a new position in Gilead Sciences.

Looking Ahead
Even though the markets made a strong move in 2003, we are still finding ample investment opportunities, particularly in companies that have consistently grown earnings over the last five years, yet have been ignored by investors and lagged the broader market. We believe many stocks on the lower end of the large-capitalization spectrum remain attractive. Also, companies with international exposure that are well positioned for a global recovery offer solid upside potential. We plan to continue to reduce our exposure to exploration and production stocks in the Energy sector as they become fully valued, in our judgment. And we will shift our energy focus to firms that should benefit from increased capital spending.

Top 10 Holdings
-----------------------------------------------

Issuer/Security            % of Fund Net Assets
 (1) Intel                          3.1%
     ------------------------------------------
 (2) Citigroup                      2.9%
     ------------------------------------------
 (3) Microsoft                      2.8%
     ------------------------------------------
 (4) American International Group   2.7%
     ------------------------------------------
 (5) Pfizer                         2.4%
     ------------------------------------------
 (6) Exxon Mobil                    2.2%
     ------------------------------------------
 (7) Cisco Systems                  2.1%
     ------------------------------------------
 (8) General Electric               2.1%
     ------------------------------------------
 (9) InterActiveCorp                2.1%
     ------------------------------------------
(10) Novartis                       2.0%
     ------------------------------------------
     Total                         24.4%

Performance: Class A
----------------------------------------------------
Fund average annual total return as of 12/31/03(4)
(does not reflect sales charge)

  1 Year     5 Years     10 Years
  29.84%      -2.75%        8.39%

----------------------------------------------------
Fund average annual total return as of 12/31/03(4,5)
(at maximum applicable sales charge)

  1 Year     5 Years     10 Years
  22.38%      -3.90%        7.75%

----------------------------------------------------
S&P 500 Index as of 12/31/03(2)

  1 Year     5 Years     10 Years
  28.67%      -0.57%       11.06%
----------------------------------------------------

See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

(1)  Class A shares; does not reflect sales charge.

(2) The S&P 500 Index (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Large-Cap Core Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(5)  Performance reflects a maximum 5.75% Class A share front-end sales charge.


                                        State Street Research Investment Trust 3

----------------
PERFORMANCE
----------------
          Discussion as of December 31, 2003

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return
Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return
Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Ten Years
Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------------------------------------------
Class A                                                                   $10,000 Over 10 Years
                                                                          (reflects maximum applicable sales charge)

                                                         Life of Fund     [DATA BELOW IS REPRESENTED BY A LINE CHART
                           1 Year   5 Years   10 Years     (7/29/24)      IN THE ORIGINAL REPORT]
---------------------------------------------------------------------
Cumulative Total                                                                Class A   S&P 500 Index
Return (does not reflect                                                  '93     9,425          10,000
sales charge)              29.84%   -13.02%    123.84%    984,488.80%     '94     9,063          10,131
---------------------------------------------------------------------     '95    12,040          13,933
Cumulative Total                                                          '96    14,572          17,131
Return (at maximum                                                        '97    18,785          22,844
applicable sales charge)   22.38%   -18.02%    110.97%    926,384.04%     '98    24,255          29,377
---------------------------------------------------------------------     '99    29,045          35,555
Average Annual Total                                                      '00    27,333          32,320
Return (at maximum                                                        '01    22,292          28,480
applicable sales charge)   22.38%    -3.90%      7.75%         12.18%     '02    16,248          22,189
---------------------------------------------------------------------     '03    21,097          28,551
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class B(1)                                                                $10,000 Over 10 Years
                                                                          (reflects maximum applicable sales charge)

                                                         Life of Fund     [DATA BELOW IS REPRESENTED BY A LINE CHART
                           1 Year   5 Years   10 Years    (7/29/24)       IN THE ORIGINAL REPORT]
---------------------------------------------------------------------
Cumulative Total                                                                Class B(1)   S&P 500 Index
Return (does not reflect                                                  '93       10,000          10,000
sales charge)              29.01%   -16.07%    108.33%    911,738.37%     '94        9,557          10,131
---------------------------------------------------------------------     '95       12,602          13,933
Cumulative Total                                                          '96       15,142          17,131
Return (at maximum                                                        '97       19,352          22,844
applicable sales charge)   24.01%   -17.50%    108.33%    910,273.38%     '98       24,821          29,377
---------------------------------------------------------------------     '99       29,515          35,555
Average Annual Total                                                      '00       27,572          32,320
Return (at maximum                                                        '01       22,355          28,480
applicable sales charge)   24.01%    -3.77%      7.62%         12.15%     '02       16,148          22,189
---------------------------------------------------------------------     '03       20,833          28,551
--------------------------------------------------------------------------------------------------------------------

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions, or the redemption of fund shares. Performance reflects a maximum
5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance includes periods prior to the creation of share classes, which resulted in new 12b-1 fees and which will reduce subsequent performance. During the periods prior to 1990 when shares of the fund were not offered to the general public, the fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the fund's current continuous public offering.

--------------------------------------------------------------------------------------------------------------------
Class B (only available through exchanges from another Class B account)   $10,000 Over 10 Years
                                                                          (reflects maximum applicable sales charge)

                                                         Life of Fund     [DATA BELOW IS REPRESENTED BY A LINE CHART
                           1 Year   5 Years   10 Years    (7/29/24)       IN THE ORIGINAL REPORT]
---------------------------------------------------------------------
Cumulative Total                                                                Class B   S&P 500 Index
Return (does not reflect                                                  '93    10,000          10,000
sales charge)              30.68%   -13.53%    114.63%    939,328.44%     '94     9,557          10,131
---------------------------------------------------------------------     '95    12,602          13,933
Cumulative Total                                                          '96    15,142          17,131
Return (at maximum                                                        '97    19,352          22,844
applicable sales charge)   25.68%   -15.00%    114.63%    939,328.44%     '98    24,821          29,377
---------------------------------------------------------------------     '99    29,535          35,555
Average Annual Total                                                      '00    27,723          32,320
Return (at maximum                                                        '01    22,533          28,480
applicable sales charge)   25.68%    -3.20%      7.94%         12.20%     '02    16,424          22,189
---------------------------------------------------------------------     '03    21,463          28,551
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class C                                                                   $10,000 Over 10 Years
                                                                          (reflects maximum applicable sales charge)

                                                         Life of Fund     [DATA BELOW IS REPRESENTED BY A LINE CHART
                           1 Year   5 Years   10 Years    (7/29/24)       IN THE ORIGINAL REPORT]
---------------------------------------------------------------------
Cumulative Total                                                                Class C   S&P 500 Index
Return (does not reflect                                                  '93    10,000          10,000
sales charge)              28.89%   -16.09%    107.94%    911.337.74%     '94     9,555          10,131
---------------------------------------------------------------------     '95    12,589          13,933
Cumulative Total                                                          '96    15,117          17,131
Return (at maximum                                                        '97    19,339          22,844
applicable sales charge)   27.89%   -16.09%    107.94%    909,873.40%     '98    24,782          29,377
---------------------------------------------------------------------     '99    29,454          35,555
Average Annual Total                                                      '00    27,521          32,320
Return (at maximum                                                        '01    22,308          28,480
applicable sales charge)   27.89%    -3.45%      7.60%         12.15%     '02    16,134          22,189
---------------------------------------------------------------------     '03    20,794          28,551
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class S                                                                   $10,000 Over 10 Years
                                                                          (reflects maximum applicable sales charge)

                                                         Life of Fund     [DATA BELOW IS REPRESENTED BY A LINE CHART
                           1 Year   5 Years   10 Years    (7/29/24)       IN THE ORIGINAL REPORT]
---------------------------------------------------------------------
Cumulative Total                                                                Class S   S&P 500 Index
Return (does not reflect                                                  '93    10,000          10,000
sales charge)              30.16%   -11.78%    130.11%  1,014,854.61%     '94     9,653          10,131
---------------------------------------------------------------------     '95    12,845          13,933
Cumulative Total                                                          '96    15,604          17,131
Return (at maximum                                                        '97    20,142          22,844
applicable sales charge)   30.16%   -11.78%    130.11%  1,014,854.61%     '98    26,085          29,377
---------------------------------------------------------------------     '99    31,306          35,555
Average Annual Total                                                      '00    29,540          32,320
Return (at maximum                                                        '01    24,195          28,480
applicable sales charge)   30.16%    -2.48%      8.69%         12.31%     '02    17,679          22,189
---------------------------------------------------------------------     '03    23,011          28,551
--------------------------------------------------------------------------------------------------------------------

Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. If the returns for Class B(1) shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, returns would have been lower. Class S shares, offered without sales charge, are available through certain retirement plans and special programs. The S&P 500 Index (officially, the Standard & Poors 500 Composite Stock Price Index) is an unmanaged index of 500 U.S. stocks. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.


                                        State Street Research Investment Trust 4

--------------
PORTFOLIO
--------------
          Holdings

December 31, 2003

Issuer                                                 Shares         Value
--------------------------------------------------------------------------------
Common Stocks 99.7%
Automobiles & Transportation 0.3%
Air Transport 0.3%
Expeditors International Inc. ..............          148,000     $    5,573,680
                                                                  --------------
Total Automobiles & Transportation .............................       5,573,680
                                                                  --------------
Consumer Discretionary 19.3%
Casinos/Gambling, Hotel/Motel 1.0%
International Game Technology Inc. .........          442,300         15,790,110
                                                                  --------------
Commercial Services 3.3%
Accenture Ltd.* ............................          587,400         15,460,368
Cendant Corp.* .............................          150,700          3,356,089
InterActiveCorp* ...........................          939,800         31,887,414
                                                                  --------------
                                                                      50,703,871
                                                                  --------------
Communications, Media & Entertainment 4.0%
Hughes Electronics Corp* ...................        1,222,319         20,229,395
Time Warner Inc.* ..........................          912,200         16,410,478
Walt Disney Co. ............................        1,090,100         25,432,033
                                                                  --------------
                                                                      62,071,906
                                                                  --------------
Consumer Electronics 0.5%
Yahoo! Inc.* ...............................          183,100          8,270,627
                                                                  --------------
Printing & Publishing 1.6%
News Corp. Ltd. ADR ........................          686,900         24,797,090
                                                                  --------------
Restaurants 1.7%
McDonald's Corp. ...........................        1,028,600         25,540,138
                                                                  --------------
Retail 5.8%
Bed Bath & Beyond Inc.* ....................          226,400          9,814,440
CarMax Inc.* ...............................          167,800          5,190,054
Federated Department Stores Inc. ...........          141,100          6,650,043
Home Depot Inc. ............................          595,350         21,128,971
Lowe's Companies, Inc. .....................          332,300         18,406,097
Staples Inc.* ..............................          685,900         18,725,070
Wal-Mart Stores Inc. .......................          175,600          9,315,580
                                                                  --------------
                                                                      89,230,255
                                                                  --------------
Shoes 1.4%
Nike Inc. Cl. B ............................          312,200         21,373,212
                                                                  --------------
Total Consumer Discretionary ...................................     297,777,209
                                                                  --------------
Consumer Staples 4.7%
Beverages 1.2%
Coca-Cola Co. ..............................          375,200         19,041,400
                                                                  --------------
Foods 0.3%
Dean Foods Co.* ............................          141,400          4,647,818
                                                                  --------------
Household Products 1.3%
Procter & Gamble Co. .......................          197,600         19,736,288
                                                                  --------------
Tobacco 1.9%
Altria Group Inc. ..........................          535,600         29,147,352
                                                                  --------------
Total Consumer Staples .........................................      72,572,858
                                                                  --------------

Issuer                                                 Shares           Value
--------------------------------------------------------------------------------
Financial Services 18.6%
Banks & Savings & Loan 3.1%
Bank of America Corp. ......................          241,800     $   19,447,974
Wachovia Corp. .............................          353,300         16,460,247
Wells Fargo & Co. ..........................          216,300         12,737,907
                                                                  --------------
                                                                      48,646,128
                                                                  --------------
Insurance 4.2%
American International Group Inc. ..........          624,151         41,368,729
Hartford Financial Services Group Inc.                392,000         23,139,760
                                                                  --------------
                                                                      64,508,489
                                                                  --------------
Miscellaneous Financial 8.9%
American Express Co. .......................          535,300         25,817,519
Citigroup Inc. .............................          922,200         44,763,588
Federal National Mortgage Assn. ............          213,300         16,010,298
Merrill Lynch & Co. Inc. ...................          253,800         14,885,370
SLM Corp. ..................................          294,500         11,096,760
Willis Group Holdings Ltd. .................          711,731         24,248,675
                                                                  --------------
                                                                     136,822,210
                                                                  --------------
Securities Brokerage & Services 2.4%
Ameritrade Holding Corp.* ..................          594,600          8,366,022
Franklin Resources Inc. ....................          151,550          7,889,693
Lehman Brothers Holdings Inc. ..............          261,300         20,177,586
                                                                  --------------
                                                                      36,433,301
                                                                  --------------
Total Financial Services ....................................        286,410,128
                                                                  --------------
Health Care 12.7%
Drugs & Biotechnology 10.1%
Abbott Laboratories Inc. ...................          295,600         13,774,960
Amgen Inc.* ................................          329,900         20,387,820
Baxter International Inc. ..................          369,600         11,280,192
Eli Lilly & Co. ............................           91,700          6,449,261
Gilead Sciences, Inc.* .....................          150,900          8,773,326
Johnson & Johnson Ltd. .....................          243,900         12,599,874
Novartis AG ADR ............................          660,800         30,324,112
Pfizer Inc. ................................        1,068,525         37,750,988
Wyeth Inc. .................................          317,900         13,494,855
                                                                  --------------
                                                                     154,835,388
                                                                  --------------
Health Care Services 0.9%
Caremark Rx Inc.* ..........................          553,300         14,015,089
                                                                  --------------
Hospital Supply 1.7%
Becton, Dickinson & Co. ....................          404,200         16,628,788
Medtronic Inc. .............................          205,200          9,974,772
                                                                  --------------
                                                                      26,603,560
                                                                  --------------
Total Health Care ...........................................        195,454,037
                                                                  --------------
Integrated Oils 2.7%
Integrated International 2.7%
Exxon Mobil Corp. ..........................          815,100         33,419,100
Total Fina SA ADR ..........................           86,700          8,020,617
                                                                  --------------
Total Integrated Oils .......................................         41,439,717
                                                                  --------------
Materials & Processing 7.0%
Chemicals 3.0%
Dow Chemical Co. ...........................          210,800          8,762,956
EI du Pont de Nemours & Co. ................          279,800         12,840,022
Praxair Inc. ...............................          627,200         23,959,040
                                                                  --------------
                                                                      45,562,018
                                                                  --------------
Forest Products 1.2%
Weyerhaeuser Co. ...........................          293,400         18,777,600
                                                                  --------------


6 The notes are an integral part of the financial statements.

Issuer                                                  Shares         Value
--------------------------------------------------------------------------------
Gold & Precious Metals 1.7%
Newmont Mining Corp. ...............................   544,780   $   26,481,756
                                                                 --------------
Paper & Forest Products 1.1%
International Paper Co. ............................   396,300       17,084,493
                                                                 --------------
Total Materials & Processing ..................................     107,905,867
                                                                 --------------
Other 4.5%
Multi-Sector 4.5%
General Electric Co. ............................... 1,051,000       32,559,980
ITT Industries Inc. ................................   113,400        8,415,414
Tyco International Ltd. ............................ 1,082,700       28,691,550
                                                                 --------------
Total Other ...................................................      69,666,944
                                                                 --------------
Other Energy 4.8%
Gas Pipelines 0.8%
EOG Resources Inc. .................................   264,700       12,221,199
                                                                 --------------
Oil & Gas Producers 2.2%
Burlington Resources Inc. ..........................   313,500       17,361,630
Newfield Exploration Co.* ..........................   184,800        8,230,992
XTO Energy Inc. ....................................   315,600        8,931,480
                                                                 --------------
                                                                     34,524,102
                                                                 --------------
Oil Well Equipment & Services 1.8%
Halliburton Co. ....................................   470,900       12,243,400
Nabors Industries Ltd.* ............................   352,100       14,612,150
                                                                 --------------
                                                                     26,855,550
                                                                 --------------
Total Other Energy ............................................      73,600,851
                                                                 --------------
Producer Durables 3.6%
Aerospace 1.1%
United Technologies Corp. ..........................   178,300       16,897,491
                                                                 --------------
Industrial Products 1.4%
Agilent Technologies Inc.* .........................   471,700       13,792,508
American Power Conversion Corp. ....................   327,700        8,012,265
                                                                 --------------
                                                                      21,804,773
                                                                 --------------
Production Technology Equipment 1.1%
Teradyne Inc.* .....................................   653,800       16,639,210
                                                                 --------------
Total Producer Durables .......................................      55,341,474
                                                                 --------------
Technology 15.3%
Communications Technology 2.1%
Cisco Systems Inc.* ................................ 1,352,800       32,859,512
                                                                 --------------
Computer Software 3.5%
Microsoft Corp. .................................... 1,583,000       43,595,820
SAP AG ADR .........................................   230,700        9,587,892
                                                                 --------------
                                                                     53,183,712
                                                                 --------------
Computer Technology 3.6%
Dell Computer Corp.* ...............................   657,500       22,328,700
EMC Corp.* .........................................   503,700        6,507,804
Hewlett-Packard Co. ................................   807,606       18,550,710
Seagate Technology Inc. ............................   414,300        7,830,270
                                                                 --------------
                                                                     55,217,484
                                                                 --------------
Electronics: Semiconductors/Components 6.1%
Broadcom Corp. Cl. A* ..............................   269,500        9,187,255
Intel Corp. ........................................ 1,491,800       48,035,960
National Semiconductor Corp.* ......................   263,000       10,364,830
Taiwan Semiconductor Manufacturing
  Co. Ltd.* ........................................ 1,554,752       15,920,660
Texas Instruments Inc. .............................   373,200       10,964,616
                                                                 --------------
                                                                     94,473,321
                                                                 --------------
Total Technology ..............................................     235,734,029
                                                                 --------------

Issuer                                                  Shares         Value
--------------------------------------------------------------------------------
Utilities 6.2%
Cable Television & Radio 1.9%
Comcast Corp.* ...................................     906,100   $   28,342,808
                                                                 --------------
Telecommunications 4.3%
SBC Communications Inc. ..........................   1,038,300       27,068,481
Verizon Communications Inc. ......................     402,700       14,126,716
Vodafone Group plc ADR ...........................   1,017,800       25,485,712
                                                                 --------------
                                                                     66,680,909
                                                                 --------------
Total Utilities ...............................................      95,023,717
                                                                 --------------
Total Common Stocks (Cost $1,111,520,437) .....................   1,536,500,511
                                                                 --------------
Short-Term Investments 7.9%
State Street Navigator Securities
  Lending Prime Portfolio ........................ 122,261,743      122,261,743
                                                                 --------------
Total Short-Term Investments (Cost $122,261,743)...............     122,261,743
                                                                 --------------

                                          Maturity  Principal
Issuer                                      Date      Amount
--------------------------------------------------------------------------------
Commercial Paper 0.5%
Citicorp., 0.95% .....................   1/02/2004  $3,000,000        2,999,921
Merrill Lynch & Co.,
  1.02% ..............................   1/06/2004   4,617,000        4,616,346
                                                                 --------------
Total Commercial Paper (Cost $7,616,267) ...........                  7,616,267
                                                                 --------------

                                                       % of
                                                    Net Assets
                                                    ----------
Summary of Portfolio Assets
Investments (Cost $1,241,398,447) .........             108.1%    1,666,378,521
Other Assets, Less Liabilities ............              (8.1%)    (124,935,024)
                                                        -----    --------------
Net Assets ................................             100.0%   $1,541,443,497
                                                        =====    ==============

KEY TO SYMBOLS

*   Denotes a security which has not paid a dividend during the last year.

ADR Stands for American Depositary Receipt.

Federal Income Tax Information

At December 31, 2003, the net unrealized appreciation of investments based on cost for federal income tax purposes of $1,241,713,046 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                           $429,752,737

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                                           (5,087,262)
                                                                 --------------
                                                                 $  424,665,475
                                                                 ==============


The notes are an integral part of the financial statements.
                                       State Street Research Investment Trust  7

--------------
FINANCIAL
--------------
          Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 2003

Assets
Investments, at value (Cost $1,241,398,447) (Note 1) .........   $1,666,378,521
Receivable for securities sold ...............................        7,223,612
Dividends receivable .........................................        1,552,347
Receivable for fund shares sold ..............................          258,453
Other assets .................................................           25,443
                                                                 --------------
                                                                  1,675,438,376
                                                                 --------------
Liabilities
Payable for collateral received on securities loaned .........      122,261,743
Payable for securities purchased .............................        5,224,003
Payable for fund shares redeemed .............................        2,016,531
Payable to custodian .........................................        1,981,065
Accrued transfer agent and shareholder services ..............        1,100,962
Accrued management fee .......................................          695,692
Accrued distribution and service fees ........................          365,820
Accrued trustees' fee ........................................           43,245
Accrued administration fee ...................................           12,220
Other accrued expenses .......................................          293,598
                                                                 --------------
                                                                    133,994,879
                                                                 --------------
Net Assets ...................................................   $1,541,443,497
                                                                 ==============
Net Assets consist of:
Undistributed net investment income ..........................   $    3,567,851
Unrealized appreciation of investments .......................      424,980,074
Accumulated net realized loss ................................     (491,894,011)
Paid in capital ..............................................    1,604,789,583
                                                                 --------------
                                                                 $1,541,443,497
                                                                 ==============

                   Net Asset Value (NAV) of Each Share Class


Except where noted, the NAV is the offering and the redemption price for each class.

  Class     Net Assets    [divided by]   Number of Shares   =     NAV
  A        $424,723,178                     46,279,296          $9.18*
  B(1)     $272,369,455                     31,090,568          $8.76**
  B        $253,828,765                     28,105,102          $9.03**
  C        $ 31,111,602                      3,538,627          $8.79**
  S        $559,410,497                     60,014,815          $9.32

*  Maximum offering price per share = $9.74 ($9.18 [divided by] 0.9425)
** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.


Statement of Operations
--------------------------------------------------------------------------------
For the year ended December 31, 2003

Investment Income
Dividends, net of foreign taxes of $187,859 (Note 1) .....    $ 18,971,552
Interest (Note 1) ........................................         319,316
                                                              ------------
                                                                19,290,868
                                                              ------------
Expenses
Management fee (Note 2) ..................................       7,071,822
Transfer agent and shareholder services ..................       5,026,287
Distribution and service fees - Class A (Note 4) .........       1,129,516
Distribution and service fees - Class B(1) (Note 4) ......       2,430,501
Distribution and service fees - Class C (Note 4) .........         301,003
Custodian fee ............................................         338,688
Registration fees ........................................         101,115
Administration fee (Note 2) ..............................          84,490
Trustees' fees (Note 2) ..................................          64,694
Reports to shareholders ..................................          55,769
Audit fee ................................................          37,096
Legal fees ...............................................           4,830
Miscellaneous ............................................          71,326
                                                              ------------
                                                                16,717,137
Fees paid indirectly (Note 2) ............................         (44,539)
                                                              ------------
                                                                16,672,598
                                                              ------------
                                                                 2,618,270
Reimbursement of distribution fees (Note 4) ..............       1,000,000
                                                              ------------
Net investment income ....................................       3,618,270
                                                              ------------
Realized and Unrealized Gain on
Investments
Net realized gain on investments (Notes 1 and 3) .........      45,684,153
Change in unrealized appreciation of investments .........     322,089,172
                                                              ------------
Net gain on investments ..................................     367,773,325
                                                              ------------
Net increase in net assets resulting from operations .....    $371,391,595
                                                              ============


8 The notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                              Years ended December 31
                                         --------------------------------
                                              2003              2002*
                                         --------------------------------
Increase (Decrease) In Net Assets

Operations:
Net investment income ...............    $    3,618,270    $    1,960,475
Net realized gain (loss) on
  investments .......................        45,684,153      (320,622,312)
Change in unrealized
  appreciation (depreciation)
  of investments ....................       322,089,172      (296,490,207)
                                         --------------    --------------
Net increase (decrease) resulting
  from operations ...................       371,391,595      (615,152,044)
                                         --------------    --------------
Dividend from net
  investment income:
  Class S ...........................        (1,876,380)               --
                                         --------------    --------------
Net decrease from fund share
  transactions (Note 6) .............      (223,775,410)     (413,490,901)
                                         --------------    --------------
Total increase (decrease)
  in net assets .....................       145,739,805    (1,028,642,945)
Net Assets
Beginning of year ...................     1,395,703,692     2,424,346,637
                                         --------------    --------------
End of year (including
  undistributed net investment
  income of $3,567,851 and
  $1,825,961, respectively) .........    $1,541,443,497    $1,395,703,692
                                         ==============    ==============

* Audited by other auditors

Notes to Financial Statements
--------------------------------------------------------------------------------
December 31, 2003

Note 1
State Street Research Investment Trust is a series of State Street Research Master Investment Trust (the "Trust"), which is organized as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The investment objective of the fund is long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, the fund generally attempts to identify the industries that over the long term will grow faster than the economy as a whole.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Currently, the annual service and distribution fees paid by Class B shares have been voluntarily reduced to 0.00%. Class B shares automatically convert into Class A shares at the end of eight years. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.


The notes are an integral part of the financial statements.
                                        State Street Research Investment Trust 9

--------------------------------------------------------------------------------
B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restriction to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At December 31, 2003, the payable to the custodian bank of $1,981,065 represents the amount due for cash advance for the settlement of a security purchased.

C. Net Investment Income
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date.

D. Dividends
Dividends from net investment income are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The fund has designated $1,876,380 as ordinary income dividends and $0 as long-term capital gains distributions.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for wash sale deferrals.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount has been reflected on Form 1099 for the calendar year 2003.

E. Federal Income Taxes
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At December 31, 2003, the fund had a capital loss carryforward of $489,841,266 available, to the extent provided in regulations, to offset future capital gains, if any, of which $168,635,993 and $321,205,273 expire on December 31, 2009 and 2010, respectively.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2002, through December 31, 2002, the fund incurred net capital losses of approximately $9,544,000 and intends to defer and treat such losses as arising in the fiscal year ended December 31, 2003.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to dispositions of securities that have different bases for financial reporting and tax purposes. At December 31, 2003, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales, and capital loss carryforwards. At December 31, 2003, the tax basis distributable earnings were $3,567,851 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term gains.

F. Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At December 31, 2003, the value of the securities loaned and the value of collateral were $119,868,621 and $122,261,743 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. During the year ended December 31, 2003, income from securities lending amounted to $108,347 and is included in interest income.

Note 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the first $500 million of net assets annually, 0.50% of the next $500 million, and 0.45% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 2003, the fees pursuant to such agreement amounted to $7,071,822.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended December 31, 2003, the amount of such expenses allocated to the fund was $1,468,948.

The fund has entered into an arrangement with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances and directed brokerage commissions, respectively, were used to reduce a portion of the fund's expenses. During the year ended December 31, 2003, the fund's transfer agent and custodian fees were reduced by $28,669 and $15,870, respectively, under these arrangements.

The fees of the Trustees not currently affiliated with the Adviser amounted to $64,694 during the year ended December 31, 2003.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended December 31, 2003, the amount of such expenses was $84,490.

Note 3
For the year ended December 31, 2003, purchases and sales of securities, exclusive of short-term obligations, aggregated $920,567,465, and $1,113,431,480, respectively.

Note 4
The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. Currently, the annual service and distribution fees paid by Class B shares have been voluntarily waived to 0.00%. The fund expects this waiver to continue, although there is no guarantee that it will. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. For Class B(1), the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund. During the year ended December 31, 2003, the Distributor reimbursed a total of $1,000,000 to Class B shares of the fund reflecting the estimated excess of payments received over costs incurred under the plan. This amount is shown as "Reimbursement of distribution fees" in the Statement of Operations. For the year ended December 31, 2003, fees pursuant to such plans amounted to $1,129,516, $2,430,501, and $301,003 for Class A, Class B(1) and Class C shares, respectively. As of December 31, 2003, there were $6,668,318, $72,222, and $2,562,453 for Class A, Class B and Class C shares, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $94,064 and $400,724, respectively, on sales of Class A shares of the fund during the year ended December 31, 2003, and that MetLife Securities, Inc. earned commissions aggregating $565,946 and $3,998 on sales of Class B(1) and Class C shares, respectively, and the Distributor collected contingent deferred sales charges aggregating $739,143, $77,430 and $804 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 5
PricewaterhouseCoopers LLP resigned as the fund's independent accountants as of April 25, 2003. The Trustees voted to appoint Deloitte & Touche LLP as the fund's independent accountants for the fund's fiscal year ended December 31, 2003. During the previous two years, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope or accounting principle. Further, in connection with its audits for the two previous fiscal years and through April 25, 2003, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. These transactions break down by share class as follows:

                                                        Years ended December 31
                                      ------------------------------------------------------------
                                                  2003                           2002*
                                      ------------------------------------------------------------
Class A                                  Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------------------
Shares sold                            11,468,717    $  88,009,193     13,447,988    $ 111,268,717
Shares redeemed                       (19,334,342)    (145,675,277)   (26,790,086)    (215,623,942)
                                      -----------    -------------    -----------    -------------
Net decrease                           (7,865,625)   $ (57,666,084)   (13,342,098)   $(104,355,225)
                                      ===========    =============    ===========    =============

Class B(1)                               Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------------------
Shares sold                             2,971,390    $  22,284,050      4,600,577    $  36,863,236
Shares redeemed                        (6,814,102)     (49,569,001)   (12,497,579)     (95,637,020)
                                      -----------    -------------    -----------    -------------
Net decrease                           (3,842,712)   $ (27,284,951)    (7,897,002)   $ (58,773,784)
                                      ===========    =============    ===========    =============

Class B                                  Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------------------
Shares sold                               521,526    $   3,987,610        808,228    $   6,510,328
Shares redeemed                       (10,778,170)     (81,546,511)   (20,397,555)    (160,624,524)
                                      -----------    -------------    -----------    -------------
Net decrease                          (10,256,644)   $ (77,558,901)   (19,589,327)   $(154,114,196)
                                      ===========    =============    ===========    =============

Class C                                  Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------------------
Shares sold                               202,046    $   1,546,464        356,421    $   2,855,761
Shares redeemed                        (1,292,549)      (9,623,519)    (2,547,821)     (19,811,050)
                                      -----------    -------------    -----------    -------------
Net decrease                           (1,090,503)   $  (8,077,055)    (2,191,400)   $ (16,955,289)
                                      ===========    =============    ===========    =============

Class S                                  Shares          Amount          Shares          Amount
--------------------------------------------------------------------------------------------------
Shares sold                             1,107,804    $   8,683,091      2,008,281    $  17,678,851
Issued upon reinvestment of
dividend from net investment income       131,922          923,795             --               --
Shares redeemed                        (7,917,272)     (62,795,305)   (11,863,179)     (96,971,258)
                                      -----------    -------------    -----------    -------------
Net decrease                           (6,677,546)   $ (53,188,419)    (9,854,898)   $ (79,292,407)
                                      ===========    =============    ===========    =============

*Audited by other auditors


                                       State Street Research Investment Trust 11

--------------
FINANCIAL
--------------
        Highlights

For a share outstanding throughout each year:

                                                                                           Class A
                                                                  ---------------------------------------------------------------
                                                                                    Years ended December 31
                                                                  ---------------------------------------------------------------
                                                                  2003(a)      2002(a)(d)   2001(a)(d)   2000(a)(d)     1999(a)(d)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               7.07          9.70        11.98        14.01           12.36
                                                                  -------       -------      -------      -------       ---------
  Net investment income (loss) ($)                                   0.01          0.01        (0.01)       (0.00)           0.02
  Net realized and unrealized gain (loss) on investments ($)         2.10         (2.64)       (2.20)       (0.78)           2.37
                                                                  -------       -------      -------      -------       ---------
Total from investment operations ($)                                 2.11         (2.63)       (2.21)       (0.78)           2.39
                                                                  -------       -------      -------      -------       ---------
  Dividend from net investment income ($)                              --            --           --           --           (0.01)
  Distributions from capital gains ($)                                 --            --        (0.07)       (1.25)          (0.73)
                                                                  -------       -------      -------      -------       ---------
Total distributions ($)                                                --            --        (0.07)       (1.25)          (0.74)
                                                                  -------       -------      -------      -------       ---------
Net asset value, end of year ($)                                     9.18          7.07         9.70        11.98           14.01
                                                                  =======       =======      =======      =======       =========
Total return (%)(b)                                                 29.84        (27.11)      (18.44)       (5.90)          19.75
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           424,723       382,598      654,911      846,485         802,359
Expense ratio (%)                                                    1.21          1.11         1.11         0.94            0.93
Expense ratio after expense reductions (%)                           1.21          1.10         1.10         0.93            0.92
Ratio of net investment income (loss) to average net assets (%)      0.16          0.16        (0.06)       (0.02)           0.14
Portfolio turnover rate (%)                                         66.48         75.46       105.61        86.64           71.45

                                                                                         Class B(1)
                                                                  ---------------------------------------------------------------
                                                                                    Years ended December 31
                                                                  ---------------------------------------------------------------
                                                                   2003(a)    2002(a)(d)    2001(a)(d)   2000(a)(d)  1999(a)(c)(d)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               6.79          9.40        11.68        13.79           12.25
                                                                  -------       -------      -------      -------       ---------
  Net investment loss ($)                                           (0.04)        (0.04)       (0.08)       (0.10)          (0.09)
  Net realized and unrealized gain (loss) on investments ($)         2.01         (2.57)       (2.13)       (0.76)           2.36
                                                                  -------       -------      -------      -------       ---------
Total from investment operations ($)                                 1.97         (2.61)       (2.21)       (0.86)           2.27
                                                                  -------       -------      -------      -------       ---------
  Distributions from capital gains ($)                                 --            --        (0.07)       (1.25)          (0.73)
                                                                  -------       -------      -------      -------       ---------
Total distributions ($)                                                --            --        (0.07)       (1.25)          (0.73)
                                                                  -------       -------      -------      -------       ---------
Net asset value, end of year ($)                                     8.76          6.79         9.40        11.68           13.79
                                                                  =======       =======      =======      =======       =========
Total return (%)(b)                                                 29.01        (27.77)      (18.92)       (6.58)          18.91
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           272,369       237,325      402,415      473,407         298,303
Expense ratio (%)                                                    1.91          1.81         1.81         1.66            1.68
Expense ratio after expense reductions (%)                           1.91          1.80         1.80         1.65            1.67
Ratio of net investment loss to average net assets (%)              (0.54)        (0.54)       (0.76)       (0.73)          (0.68)
Portfolio turnover rate (%)                                         66.48         75.46       105.61        86.64           71.45

                                                                                           Class B
                                                                  ---------------------------------------------------------------
                                                                                    Years ended December 31
                                                                  ---------------------------------------------------------------
                                                                 2003(a)(e)    2002(a)(d)   2001(a)(d)   2000(a)(d)     1999(a)(d)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                               6.91          9.48        11.75        13.80           12.25
                                                                  -------       -------      -------      -------       ---------
  Net investment income (loss) ($)                                   0.04          0.01        (0.04)       (0.04)          (0.06)
  Net realized and unrealized gain (loss) on investments ($)         2.08         (2.58)       (2.16)       (0.76)           2.34
                                                                  -------       -------      -------      -------       ---------
Total from investment operations ($)                                 2.12         (2.57)       (2.20)       (0.80)           2.28
                                                                  -------       -------      -------      -------       ---------
  Distributions from capital gains ($)                                 --            --        (0.07)       (1.25)          (0.73)
                                                                  -------       -------      -------      -------       ---------
Total distributions ($)                                                --            --        (0.07)       (1.25)          (0.73)
                                                                  -------       -------      -------      -------       ---------
Net asset value, end of year ($)                                     9.03          6.91         9.48        11.75           13.80
                                                                  =======       =======      =======      =======       =========
Total return (%)(b)                                                 30.68        (27.11)      (18.72)       (6.14)          18.99
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           253,829       264,947      549,661      887,018       1,070,608
Expense ratio (%)                                                    0.91          1.13         1.49         1.23            1.54
Expense ratio after expense reductions (%)                           0.91          1.12         1.48         1.22            1.53
Ratio of net investment income (loss) to average net assets (%)      0.47          0.08        (0.43)       (0.31)          (0.46)
Portfolio turnover rate (%)                                         66.48         75.46       105.61        86.64           71.45

                                                                                        Class C
                                                               -----------------------------------------------------------
                                                                                Years ended December 31
                                                               -----------------------------------------------------------
                                                               2003(a)    2002(a)(d)   2001(a)(d)   2000(a)(d)   1999(a)(d)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                            6.82        9.43        11.72         13.83        12.29
                                                               -------     -------      -------     ---------    ---------
  Net investment loss ($)                                        (0.04)      (0.04)       (0.08)        (0.10)       (0.08)
  Net realized and unrealized gain (loss) on investments ($)      2.01       (2.57)       (2.14)        (0.76)        2.35
                                                               -------     -------      -------     ---------    ---------
Total from investment operations ($)                              1.97       (2.61)       (2.22)        (0.86)        2.27
                                                               -------     -------      -------     ---------    ---------
  Distributions from capital gains ($)                              --          --        (0.07)        (1.25)       (0.73)
                                                               -------     -------      -------     ---------    ---------
Total distributions ($)                                             --          --        (0.07)        (1.25)       (0.73)
                                                               -------     -------      -------     ---------    ---------
Net asset value, end of year ($)                                  8.79        6.82         9.43         11.72        13.83
                                                               =======     =======      =======     =========    =========
Total return (%)(b)                                              28.89      (27.68)      (18.94)        (6.56)       18.85
Ratios/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         31,112      31,558       64,297        92,373       90,977
Expense ratio (%)                                                 1.91        1.81         1.81          1.66         1.68
Expense ratio after expense reductions (%)                        1.91        1.80         1.80          1.65         1.67
Ratio of net investment loss to average net assets (%)           (0.54)      (0.55)       (0.76)        (0.73)       (0.62)
Portfolio turnover rate (%)                                      66.48       75.46       105.61         86.64        71.45

                                                                                        Class S
                                                               -----------------------------------------------------------
                                                                                Years ended December 31
                                                               -----------------------------------------------------------
                                                               2003(a)    2002(a)(d)   2001(a)(d)   2000(a)(d)   1999(a)(d)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                            7.19        9.84        12.10         14.10        12.42
                                                               -------     -------      -------     ---------    ---------
  Net investment income ($)                                       0.04        0.04         0.03          0.04         0.05
  Net realized and unrealized gain (loss) on investments ($)      2.12       (2.69)       (2.22)        (0.79)        2.38
                                                               -------     -------      -------     ---------    ---------
Total from investment operations ($)                              2.16       (2.65)       (2.19)        (0.75)        2.43
                                                               -------     -------      -------     ---------    ---------
  Dividends from net investment income ($)                       (0.03)         --           --            --        (0.02)
  Distributions from capital gains ($)                              --          --        (0.07)        (1.25)       (0.73)
                                                               -------     -------      -------     ---------    ---------
Total distributions ($)                                          (0.03)         --        (0.07)        (1.25)       (0.75)
                                                               -------     -------      -------     ---------    ---------
Net asset value, end of year ($)                                  9.32        7.19         9.84         12.10        14.10
                                                               =======     =======      =======     =========    =========
Total return (%)(b)                                              30.16      (26.93)      (18.09)        (5.64)       20.01
Ratios/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                        559,410     479,275      753,064     1,006,378    1,527,727
Expense ratio (%)                                                 0.91        0.81         0.81          0.66         0.68
Expense ratio after expense reductions (%)                        0.91        0.80         0.80          0.65         0.67
Ratio of net investment income to average net assets (%)          0.46        0.46         0.24          0.26         0.39
Portfolio turnover rate (%)                                      66.48       75.46       105.61         86.64        71.45

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) January 1, 1999 (commencement of share class) to December 31, 1999
(d) Audited by other auditors
(e) During the year ended December 31, 2003, the Distributor reimbursed Class B shares of the Fund the estimated excess of payments received over costs incurred under the 12B-1 plan. The effect of this reimbursement was to increase net investment income per share $.03, increase the total return 0.40% and increase the ratio of net investment income to average net assets 0.40%.


                                       State Street Research Investment Trust 13

--------------------------
INDEPENDENT AUDITORS'
--------------------------
          Report

To the Board of Trustees and Shareholders of State Street Research Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Investment Trust (the "Fund"), a series of State Street Research Master Investment Trust, as of December 31, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2002, and the financial highlights for each of the years in the four-year period ended December 31, 2002, were audited by other auditors whose report dated February 12, 2003, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

February 20, 2004

--------------------------
TRUSTEES AND OFFICERS
--------------------------
State Street Research Master Investment Trust

                                                                                          Number of Funds
Name,                 Position(s)  Term of Office                                         in Fund Complex            Other
Address                Held with    and Length of         Principal Occupations             Overseen by       Directorships Held
and Age(a)               Fund      Time Served(b)          During Past 5 Years           Trustee/Officer(c)   by Trustee/Officer
====================================================================================================================================
Independent Trustees
Bruce R. Bond          Trustee         Since     Retired; formerly Chairman of the Board,        19         Avaya Corp.
(57)                                    1999     Chief Executive Officer and President,
                                                 PictureTel Corporation (video
                                                 conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Drotch         Trustee        Since     Retired; formerly Partner,                      19         First Marblehead GRP
(62)                                    2004     PricewaterhouseCoopers LLP
------------------------------------------------------------------------------------------------------------------------------------
Steve A. Garban         Trustee        Since     Retired; formerly Senior Vice President         56         Metropolitan Series
(66)                                    1997     for Finance and Operations and                             Fund, Inc.; and
                                                 Treasurer, The Pennsylvania State                          Metropolitan Series Fund
                                                 University                                                 II.
------------------------------------------------------------------------------------------------------------------------------------
Dean O. Morton          Trustee        Since     Retired; formerly Executive Vice                56         BEA Systems, Inc.;
(71)                                    1974     President, Chief Operating Officer and                     Cepheid; Pharsight
                                                 Director, Hewlett-Packard Company                          Corporation;
                                                 (computer manufacturer)                                    Metropolitan Series
                                                                                                            Fund, Inc.; and
                                                                                                            Metropolitan Series Fund
                                                                                                            II.
------------------------------------------------------------------------------------------------------------------------------------
Susan M. Phillips       Trustee        Since     Dean, School of Business and Public             19         The Kroger Co.
(59)                                    1998     Management, George Washington
                                                 University; formerly a member of the
                                                 Board of Governors of the Federal
                                                 Reserve System; and Chairman and
                                                 Commissioner of the Commodity Futures
                                                 Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt         Trustee        Since     President, Founders Investments Ltd.            56         A.P. Pharma, Inc.;
(65)                                    1990     (investments); President, Pacific Four                     Metropolitan Series
                                                 Investments (investments); formerly                        Fund, Inc.; and
                                                 President, The Glen Ellen Company                          Metropolitan Series Fund
                                                 (private investment firm)                                  II.
------------------------------------------------------------------------------------------------------------------------------------
Michael S.              Trustee        Since     Jay W. Forrester Professor of                   56         Metropolitan Series
Scott Morton (66)                       1989     Management, Sloan School of Management,                    Fund, Inc.; and
                                                 Massachusetts Institute of Technology                      Metropolitan Series Fund
                                                                                                            II
------------------------------------------------------------------------------------------------------------------------------------
James M. Storey         Trustee        Since     Attorney; formerly Partner, Dechert (law        19         SEI Investments Funds
(72)                                    2002     firm)                                                      (consisting of 104
                                                                                                            portfolios); and The
                                                                                                            Massachusetts Health &
                                                                                                            Education Tax-Exempt
                                                                                                            Trust
====================================================================================================================================
Interested Trustees
Richard S. Davis(+)     Trustee        Since     Chairman of the Board, President and            19         None
(58)                                    2000     Chief Executive Officer of State Street
                                                 Research & Management Company; formerly
                                                 Senior Vice President, Fixed Income
                                                 Investments, Metropolitan Life Insurance
                                                 Company
====================================================================================================================================
Officers
C. Kim Goodwin          Vice           Since     Managing Director and Chief Investment          18         None
(44)                    President       2002     Officer - Equities of State Street
                                                 Research & Management Company; formerly
                                                 Chief Investment Officer - U.S. Growth
                                                 Equities, American Century
------------------------------------------------------------------------------------------------------------------------------------
John S. Lombardo        Vice           Since     Managing Director, Chief Financial              19         None
(49)                    President       2001     Officer and Director of State Street
                                                 Research & Management Company; formerly
                                                 Executive Vice President, State Street
                                                 Research & Management Company; and
                                                 Senior Vice President, Product and
                                                 Financial Management, MetLife Auto &
                                                 Home
------------------------------------------------------------------------------------------------------------------------------------
Gregory S. Markel       Vice           Since     Vice President of State Street Research          1         None
(40)                    President       2002     & Management Company
------------------------------------------------------------------------------------------------------------------------------------
John T. Wilson          Vice           Since     Managing Director of State Street                1         None
(40)                    President       1996     Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A. Romich       Treasurer      Since     Senior Vice President and Treasurer of          19         None
(47)                                    2001     State Street Research & Management
                                                 Company; formerly Vice President and
                                                 Assistant Treasurer, State Street
                                                 Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Francis J.              Secretary      Since     Managing Director, General Counsel and          19         None
McNamara, III (48)                      1995     Secretary of State Street Research &
                                                 Management Company; formerly Executive
                                                 Vice President, State Street Research &
                                                 Management Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).
(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.
(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.
(c) Includes all series of 9 investment companies for which State Street Research & Management Company serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II, is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.
(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

[LOGO] STATE STREET RESEARCH                                                                                  ----------------
       One Financial Center                                                                                   |  PRSRT STD   |
       Boston, MA 02111-2690                                                                                  | U.S. POSTAGE |
                                                                                                              |     PAID     |
                                                                                                              |  PERMIT #6   |
                                                                                                              |  HUDSON, MA  |
                                                                                                              ----------------

------------------------------------------------------------------------------------------------------------------------------------

New accounts, mutual fund purchases,                                            ------------------------------------------------
exchanges and account information                                               Did You Know?

Internet    www.ssrfunds.com                                                    State Street Research offers electronic delivery
                                                                                of quarterly statements, shareholder reports
E-mail      info@ssrfunds.com                                                   and fund prospectuses. If you elect this
                                                                                option, we will send these materials to you
Phone       1-87-SSR-FUNDS (1-877-773-8637),                                    via e-mail. To learn more, visit us on the Web
            toll-free, 7 days a week, 24 hours a day                            at www.ssrfunds.com and click on "Go to
            Hearing-impaired: 1-800-676-7876                                    Your Account" or call us at 1-87-SSR-FUNDS
            Chinese- and Spanish-speaking: 1-888-638-3193                       (1-877-773-8637).

Fax         1-617-737-9722 (request confirmation number                         Did you know that you can give a State
            first from the Service Center by calling 1-877-773-8637)            Street Research mutual fund as a gift?
                                                                                Call a service center representative at
Mail        State Street Research Service Center                                1-87-SSR-FUNDS (1-877-773-8637),
            P.O. Box 8408, Boston, MA 02266-8408                                Monday through Friday, 8am-6pm
                                                                                eastern time, to learn more.
                                                                                ------------------------------------------------


OverView
For more information on the products and services we offer, refer to                              [GRAPHIC]
OverView, our quarterly shareholder newsletter.                                               for Excellence in
                                                                                          Shareholder Communications
Webcasts
For a professional perspective on the markets, the economy and timely
investment topics, tune in to a State Street Research webcast by visiting                         [GRAPHIC]
our website at www.ssrfunds.com.                                                           for Excellence in Service

Complete Fund Listing
For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

This report must be accompanied or preceded by a current prospectus. When used as sales material after March 31, 2004, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at
www.ssrfunds.com. The prospectus contains more complete information, including investment objective, risks, charges and expenses.
Please read and consider the prospectus carefully before investing or sending money.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.


Member NASD, SIPC
(C)2004 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA 02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp0205)SSR-LD                                                                                          IT-1220-0204

                               FORM N-CSR(2 OF 3)

ITEM 2: CODE OF ETHICS

     (a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

       The Registrant's Board of Directors has determined that Steve A. Garban, a member of the Registrant's Board of Directors and Audit Committee, qualifies as the "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. Mr. Garban is "independent", as defined in the instructions to Form N-CSR.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees               Registrant        Investment Adviser
Fiscal year ended
 December 31, 2002*      $34,000              $133,000
Fiscal year ended
 December 31, 2003       $24,000              $158,760

Audit-Related Fees
Fiscal year ended
 December 31, 2002*      $0                   $0
Fiscal year ended
 December 31, 2003       $0                   $0

Tax Fees
Fiscal year ended
 December 31, 2002*      $3,500               $15,000
Fiscal year ended
 December 31, 2003       $5,800               $0

All Other Fees
Fiscal year ended
 December 31, 2002*      $0                   $0
Fiscal year ended
 December 31, 2003       $15,800              $60,000

* The fees reported for the fiscal year ended December 31, 2002 were attributable to services provided by other accountants.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS
        Not applicable.

ITEM 6: (RESERVED)

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
        Not applicable.

ITEM 8: (RESERVED)

ITEM 9: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

       The Governance Committee will consider nominees recommended by shareholders. Shareholders may submit recommendations to the attention of the Secretary of the Trust, State Street Research & Management Company, One Financial Center, 30th Floor, Boston,
       MA 02111.

ITEM 10: CONTROLS AND PROCEDURES

       SUB-ITEM 10a - The Principal Executive Officer and the Principal Financial Officer have concluded that the State Street Research
       Master Investment Trust disclosure controls and procedures (as defined in Rule 30-a2(c) under the Investment Company Act) provide reasonable assurances that material information relating to the State Street Research Master Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

       SUB-ITEM 10b - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation referenced in
       (a)(i) above.

ITEM 11: EXHIBITS

       (a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

       (a)(2) Certification for each principal executive and principal financial officer of the Registrant required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended
              (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.302CERT

      (b) Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     State Street Research Master Investment Trust

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    February 27, 2004
                          ------------------------------------------------------

                               FORM N-CSR(3 OF 3)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    February 27, 2004
                          ------------------------

                     By:     /s/ Douglas A. Romich
                          ------------------------------------------------------
                             Douglas A. Romich, Treasurer
                             Principal Financial Officer

                     Date    February 27, 2004
                          ------------------------